KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
Q U A R T E R L Y  F I N A N C I A L  D A T A  ( U N A U D I T E D )

                                                                           Quarter Ended
                                                  ----------------------------------------------------------------
(In millions of dollars, except share amounts)         March 31,        June 30,   September 30,    December 31,
------------------------------------------------------------------------------------------------------------------
1998
     Net sales                                    $       597.0   $       614.8        $  541.6        $  503.0
     Operating income (loss)                               45.0            55.4            30.9           (40.3)
     Net income (loss)                                     12.4            17.4            11.2 (1)       (38.3)  (2)



1997
     Net sales                                    $       547.4   $       597.1          $634.1          $594.6
     Operating income                                      32.8            35.6            54.6            46.9
     Net income                                             4.3            14.6 (3)        18.4            14.8




(1) Includes two essentially offsetting non-recurring items, a favorable $8.3 non-cash tax provision benefit resulting from the resolution of certain matters and an approximate $10.0 unfavorable gross profit impact of preparing for a strike by employees represented by the USWA at five locations.
(2) Includes an unfavorable pre-tax strike-related gross profit impact of approximately $50.0, and a non-cash pre-tax charge of $45.0 related to impairment of the Company's Micromill assets.
(3) Includes a $19.7 pre-tax charge for restructuring of operations, an offsetting after-tax benefit of $12.5 related to the settlement of certain tax matters and a $5.8 pre-tax charge for litigation matters.



KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
F I V E - Y E A R  F I N A N C I A L  D A T A
C O N S O L I D A T E D  B A L A N C E  S H E E T S



                                                                                   December 31,
                                                  ------------------------------------------------------------------------------
(In millions of dollars)                                    1998            1997            1996            1995            1994
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash and cash equivalents                    $        98.3   $        15.8   $        81.3   $        21.7   $        12.0
     Receivables                                          288.2           345.3           255.6           310.2           200.5
     Inventories                                          543.5           568.3           562.2           525.7           468.0
     Prepaid expenses and other current assets            104.9           121.3           127.8            76.6           158.0
                                                  --------------  --------------  --------------  --------------  --------------
          Total current assets                          1,034.9         1,050.7         1,026.9           934.2           838.5

Investments in and advances to unconsolidated
     affiliates                                           128.3           148.6           168.4           178.2           169.7
Property, plant, and equipment - net                    1,108.7         1,171.8         1,168.7         1,109.6         1,133.2
Deferred income taxes                                     376.9           329.0           263.3           268.8           271.0
Other assets                                              346.0           317.2           308.6           323.5           281.2
                                                  --------------  --------------  --------------  --------------  --------------
          Total                                   $     2,994.8   $     3,017.3   $     2,935.9   $     2,814.3   $      2,693.6
                                                  ==============  ==============  ==============  ==============  ==============

Liabilities and Stockholders' Equity
Current liabilities:
     Accounts payable and accruals                $       434.6   $       457.6   $       453.1   $       448.0   $       434.1
     Accrued postretirement medical benefit
          obligation - current portion                     48.2            45.3            50.1            46.8            47.0
     Payable to affiliates                                 75.3            82.4            96.9            95.3            85.2
     Long-term debt - current portion                        .4             8.8             8.9             8.9            11.5
     Notes payable to parent - current portion           -               -                  8.6            10.7            21.2
                                                  --------------  --------------  --------------  --------------  --------------
          Total current liabilities                       558.5           594.1           617.6           609.7           599.0

Long-term liabilities                                     533.0           492.0           458.1           548.5           495.5
Accrued postretirement medical benefit obligation         694.3           720.3           722.5           734.0           734.9
Long-term debt                                            962.6           962.9           953.0           749.2           751.1
Notes Payable to Parent                                    -               -               -                8.6            23.5
Minority interests                                        101.9            98.4            92.5            91.4            85.4
Redeemable Preference Stock                                20.1            27.7            27.5            29.6            29.0

Stockholders' equity (deficit):
     Preference stock                                       1.5             1.6             1.7             1.7             1.8
     Common stock                                          15.4            15.4            15.4            15.4            15.4
     Additional capital                                 2,052.8         1,939.8         1,829.8         1,730.7         1,626.3
     Retained earnings (accumulated deficit)             (151.2)         (152.3)         (201.3)         (210.9)         (271.5)
     Accumulated other comprehensive income                -               -               (2.8)          (13.8)           (9.1)
          Less: Note receivable from parent            (1,794.1)       (1,682.6)       (1,578.1)       (1,479.8)       (1,387.7)
                                                  --------------  --------------  --------------  --------------  --------------
          Total stockholders' equity (deficit)            124.4           121.9            64.7            43.3           (24.8)
                                                  --------------  --------------  --------------  --------------  --------------
          Total                                   $     2,994.8   $     3,017.3   $     2,935.9   $     2,814.3   $     2,693.6
                                                  ==============  ==============  ==============  ==============  ==============





 KAISER ALUMINUM & CHEMICAL CORPORATION AND SUBSIDIARY COMPANIES
 F I V E - Y E A R  F I N A N C I A L  D A T A
 S T A T E M E N T S  O F  C O N S O L I D A T E D  I N C O M E
 ( L O S S )



                                                                              Year Ended December 31,
                                                  ------------------------------------------------------------------------------
(In millions of dollars, except share amounts)              1998            1997            1996            1995            1994
--------------------------------------------------------------------------------------------------------------------------------
Net sales                                         $     2,256.4   $     2,373.2   $     2,190.5   $     2,237.8   $     1,781.5
                                                  --------------  --------------  --------------  --------------  --------------

Costs and expenses:
     Cost of products sold                              1,906.2         1,951.2         1,857.5         1,787.0         1,613.9
     Depreciation and amortization                         99.1           102.5           107.6           105.7           107.0
     Selling, administrative, research and
          development, and general                        115.1           129.9           125.3           134.0           116.5
     Impairment of Micromill(TM) assets/
          restructuring of operations                      45.0            19.7            -               -                   -
                                                  --------------  --------------  --------------  --------------  --------------
          Total costs and expenses                      2,165.4          2,203.3        2,090.4         2,026.7         1,837.4
                                                  --------------  --------------  --------------  --------------  --------------

Operating income (loss) (1)                                91.0           169.9           100.1           211.1           (55.9)

Other income (expense):
     Interest expense                                    (110.0)         (110.7)          (93.4)          (93.9)          (88.6)
     Other - net                                            3.5             2.8            (2.6)          (14.1)           (7.3)
                                                  --------------  --------------  --------------  --------------  --------------

Income (loss) before income taxes, minority
     interests, and extraordinary loss                    (15.5)           62.0             4.1           103.1          (151.8)

Benefit (provision) for income taxes                       16.4            (9.4)            8.4           (37.4)           54.0

Minority interests                                          1.8             (.5)             .7             (.4)            1.6
                                                  --------------  --------------  --------------  --------------  --------------

Income (loss) before extraordinary loss                      2.7           52.1            13.2            65.3           (96.2)

Extraordinary loss on early extinguishments of
     debt, net of tax benefit of $2.9                      -               -               -               -               (5.4)
                                                  --------------  --------------  --------------  --------------  --------------

Net income (loss)                                           2.7            52.1            13.2            65.3          (101.6)
                                                  ==============  ==============  ==============  ==============  ==============




(1)  1998 includes an adverse strike-related impact of approximately $60.0.








          ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

          None.

          PART III

          Information required under PART III (Items 10, 11, 12, and 13) has been omitted from this Report since the Company intends to file with the Securities and Exchange Commission, not later than 120 days after the close of its fiscal year, a definitive proxy statement pursuant to Regulation 14A which involves the election of directors, and such information is incorporated by reference from such definitive proxy statement.

          PART IV

          ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

          (a)       INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

               1.   Financial Statements                              Page
                    --------------------                              ----

                    Report of Independent Public Accountants          25

                    Consolidated Balance Sheets                       26

                    Statements of Consolidated Income (Loss)          27

                    Statements of Consolidated Cash Flows             28

                    Notes to Consolidated Financial Statements        29

                    Quarterly Financial Data                          52

                    Five-Year Financial Data                          53


               2.   Financial Statement Schedules
                    -----------------------------

                    Financial statement schedules are inapplicable or the required information is included in the Consolidated Financial Statements or the Notes thereto.

               3.   Exhibits
                    --------

                    Reference is made to the Index of Exhibits immediately preceding the exhibits hereto (beginning on page 57), which index is incorporated herein by reference.

          (b)  REPORTS ON FORM 8-K

               No Report on Form 8-K was filed by the Company during the last quarter of the period covered by this Report.

          (c)  EXHIBITS

               Reference is made to the Index of Exhibits immediately preceding the exhibits hereto (beginning on page 57), which index is incorporated herein by reference.


                                      SIGNATURES

               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             KAISER ALUMINUM & CHEMICAL
                                             CORPORATION
               Date:  March 30, 1999
                                             By  George T. Haymaker, Jr.
                                             ---------------------------
                                                 George T. Haymaker, Jr.
                                                  Chairman of the Board
                                               and Chief Executive Officer

               Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

               Date:  March 30, 1999             George T. Haymaker, Jr.
                                             ---------------------------
                                                 George T. Haymaker, Jr.
                                                  Chairman of the Board
                                               and Chief Executive Officer
                                              (Principal Executive Officer)

               Date:  March 30, 1999                 John T. La Duc
                                             ---------------------------
                                                     John T. La Duc
                                              Executive Vice President and
                                             Chief Financial Officer
                                              (Principal Financial Officer)

               Date:  March 30, 1999                Daniel D. Maddox
                                             ---------------------------
                                                    Daniel D. Maddox
                                              Vice President and Controller
                                             (Principal Accounting Officer)

               Date:  March 30, 1999              Robert J. Cruikshank
                                             ---------------------------
                                                  Robert J. Cruikshank
                                                        Director

               Date:  March 30, 1999               Charles E. Hurwitz
                                             ---------------------------
                                                   Charles E. Hurwitz
                                                        Director

               Date:  March 30, 1999                  Ezra G. Levin
                                             ---------------------------
                                                      Ezra G. Levin
                                                        Director

               Date:  March 30, 1999                  Robert Marcus
                                             ---------------------------
                                                      Robert Marcus
                                                        Director

               Date:  March 30, 1999                Robert J. Petris
                                             ---------------------------
                                                    Robert J. Petris
                                                        Director


                                  INDEX OF EXHIBITS

          Exhibit
          Number                        Description

           3.1 Restated Certificate of Incorporation of Kaiser Aluminum & Chemical Corporation (the "Company" or "KACC"), dated July 25, 1989 (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1, dated August 25, 1991, filed by KACC, Registration No. 33-30645).

           3.2 Certificate of Retirement of KACC, dated February 7, 1990 (incorporated by reference to Exhibit 3.2 to the Report on Form 10-K for the period ended December 31, 1989, filed by KACC, File No. 1-3605).

           3.3 Amended and Restated By-Laws of Kaiser Aluminum & Chemical Corporation, dated October 1, 1997
                    (incorporated by reference to Exhibit 3.3 to the Report on Form 10-Q for the quarterly period ended September 30, 1997, filed by KACC, File No. 1-3605).

           4.1 Indenture, dated as of February 1, 1993, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., and Kaiser Jamaica Corporation, as Subsidiary Guarantors, and The First National Bank of Boston, as Trustee, regarding KACC's 12-3/4% Senior Subordinated Notes Due 2003 (incorporated by reference to Exhibit 4.1 to Form 10-K for the period ended December 31, 1992, filed by KACC, File No. 1-3605).

           4.2 First Supplemental Indenture, dated as of May 1, 1993, to the Indenture, dated as of February 1, 1993 (incorporated by reference to Exhibit 4.2 to the Report on Form 10-Q for the quarterly period ended June 30, 1993, filed by KACC, File No. 1-3605).

           4.3 Second Supplemental Indenture, dated as of February 1, 1996, to the Indenture, dated as of February 1, 1993 (incorporated by reference to Exhibit 4.3 to the Report on Form 10-K for the period ended December 31, 1995, filed by Kaiser Aluminum Corporation ("Kaiser" or "KAC"), File No. 1-9447).

           4.4 Third Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of February 1, 1993 (incorporated by reference to Exhibit 4.1 to the report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.5 Indenture, dated as of February 17, 1994, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, and Kaiser Finance Corporation, as Subsidiary Guarantors, and First Trust National Association, as Trustee, regarding KACC's 9-7/8% Senior Notes Due 2002 (incorporated by reference to Exhibit 4.3 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

           4.6 First Supplemental Indenture, dated as of February 1, 1996, to the Indenture, dated as of February 17, 1994 (incorporated by reference to Exhibit 4.5 to the Report on Form 10-K for the period ended December 31, 1995, filed by KAC, File No. 1-9447).

           4.7 Second Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of February 17, 1994 (incorporated by reference to Exhibit 4.2 to the report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

          Exhibit
          Number                        Description

           4.8 Indenture, dated as of October 23, 1996, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, Kaiser Finance Corporation, Kaiser Micromill Holdings, LLC, Kaiser Sierra Micromills, LLC, Kaiser Texas Micromill Holdings, LLC and Kaiser Texas Sierra Micromills, LLC, as Subsidiary Guarantors, and First Trust National Association, as Trustee, regarding KACC's 10-7/8% Series B Senior Notes Due 2006 (incorporated by reference to Exhibit 4.2 to the Report on Form 10-Q for the quarterly period ended September 30, 1996, filed by KAC, File No. 1-9447).

           4.9 First Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of October 23, 1996 (incorporated by reference to Exhibit 4.3 to the Report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.10 Indenture, dated as of December 23, 1996, among KACC, as Issuer, Kaiser Alumina Australia Corporation, Alpart Jamaica Inc., Kaiser Jamaica Corporation, Kaiser Finance Corporation, Kaiser Micromill Holdings, LLC, Kaiser Sierra Micromills, LLC, Kaiser Texas Micromill Holdings, LLC, and Kaiser Texas Sierra Micromills, LLC, as Subsidiary Guarantors, and First Trust National Association, as Trustee, regarding KACC's 10 7/8% Series D Senior Notes due 2006 (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-4, dated January 2, 1997, filed by KACC, Registration No. 333-19143).

           4.11 First Supplemental Indenture, dated as of July 15, 1997, to the Indenture, dated as of December 23, 1996 (incorporated by reference to Exhibit 4.4 to the Report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.12 Credit Agreement, dated as of February 15, 1994, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.4 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

           4.13 First Amendment to Credit Agreement, dated as of July 21, 1994, amending the Credit Agreement, dated as of February 15, 1994, among KAC, KACC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended June 30, 1994, filed by KAC, File No. 1-9447).

           4.14 Second Amendment to Credit Agreement, dated as of March 10, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.6 to the Report on Form 10-K for the period ended December 31, 1994, filed by KAC, File No. 1-9447).

           4.15 Third Amendment to Credit Agreement, dated as of July 20, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended June 30, 1995, filed by KAC, File No. 1-9447).

           4.16 Fourth Amendment to Credit Agreement, dated as of October 17, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended September 30, 1995, filed by KAC, File No. 1-9447).

          Exhibit
          Number                        Description

           4.17 Fifth Amendment to Credit Agreement, dated as of December 11, 1995, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.11 to the Report on Form 10-K for the period ended December 31, 1995, filed by KAC, File No. 1-9447).

           4.18 Sixth Amendment to Credit Agreement, dated as of October 1, 1996, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.1 to the Report on Form 10-Q for the quarterly period ended September 30, 1996, filed by KAC, File No. 1-9447).

           4.19 Seventh Amendment to Credit Agreement, dated as of December 17, 1996, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KAC, KACC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.18 to the Registration Statement on Form S-4, dated January 2, 1997, filed by KACC, Registration No. 333-19143).

           4.20 Eighth Amendment to Credit Agreement, dated as of February 24, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, Kaiser, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.16 to the Report on Form 10-K for the period ended December 31, 1996, filed by KAC, File No. 1-9447).

           4.21 Ninth Amendment to Credit Agreement, dated as of April 21, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.5 to the Report on From 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.22 Tenth amendment to Credit Agreement, dated as of June 25, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.6 to the Report on Form 10-Q for the quarterly period ended June 30, 1997, filed by KAC, File No. 1-9447).

           4.23 Eleventh Amendment to Credit Agreement, dated as of October 20, 1997, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4.7 to the Report on Form 10-Q for the quarterly period ended September 30, 1997, filed by KAC, File No. 1-9447).

           4.24 Twelfth Amendment to Credit Agreement, dated as of January 13, 1998, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions a party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by referece to Exhibit 4.24 to the Report on Form 10-K for the period ended December 31, 1997, filed by KAC, File No. 1-9447).

           4.25 Thirteenth Amendment to Credit Agreement, dated as of July 20, 1998, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent (incorporated by reference to Exhibit 4 to the report on Form 10-Q for the quarterly period ended June 30, 1998, filed by KAC, File No. 1-9447).

          *4.26 Fourteenth Amendment to Credit Agreement, dated as of December 11, 1998, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent.

          *4.27 Fifteenth Amendment to Credit Agreement, dated as of February 23, 1999, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent.


          Exhibit
          Number                        Description

          *4.28 Sixteenth Amendment to Credit Agreement, dated as of March 26, 1999, amending the Credit Agreement, dated as of February 15, 1994, as amended, among KACC, KAC, the financial institutions party thereto, and BankAmerica Business Credit, Inc., as Agent.

           4.29 Intercompany Note between KAC and KACC (incorporated by reference to Exhibit 10.11 to the Report on Form 10-K for the period ended December 31, 1996, filed by MAXXAM Inc. ("MAXXAM"), File No. 1-3924).

           4.30 Confirmation of Amendment of Non-Negotiable Intercompany Note, dated as of October 6, 1993, between KAC and KACC (incorporated by reference to Exhibit
                    10.12 to the Report on Form 10-K for the period ended December 31, 1996, filed by MAXXAM, File No. 1-3924).

           4.31 Senior Subordinated Intercompany Note between KAC and KACC dated February 15, 1994 (incorporated by reference to Exhibit 4.22 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-9447).

           4.32 Senior Subordinated Intercompany Note between KAC and KACC dated March 17, 1994 (incorporated by reference to
                    Exhibit 4.23 to the Report on Form 10-K for the period ended December 31, 1993, filed by KAC, File No. 1-
                    9447).

                    KACC has not filed certain long-term debt instruments not being registered with the Securities and Exchange Commission where the total amount of indebtedness authorized under any such instrument does not exceed 10% of the total assets of KACC and its subsidiaries on a consolidated basis. KACC agrees and undertakes to furnish a copy of any such instrument to the Securities and Exchange Commission upon its request.

           10.1 Form of indemnification agreement with officers and directors (incorporated by reference to Exhibit (10)(b) to the Registration Statement of KAC on Form S-4, File No. 33-12836).

           10.2 Tax Allocation Agreement, dated as of December 21, 1989, between MAXXAM and KACC (incorporated by reference to Exhibit 10.21 to Amendment No. 6 to the Registration Statement on Form S-1, dated December 14, 1989, filed by KACC, Registration No. 33-30645).

           10.3 Tax Allocation Agreement, dated as of February 26, 1991, between KAC and MAXXAM (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the Registration Statement on Form S-1, dated June 11, 1991, filed by KAC, Registration No. 33-37895).

           10.4 Tax Allocation Agreement, dated as of June 30, 1993, between KACC and KAC (incorporated by reference to Exhibit 10.3 to the Report on Form 10-Q for the quarterly period ended June 30, 1993, filed by KACC, File No. 1-3605).

                    Executive Compensation Plans and Arrangements
                          [Exhibits 10.5 - 10.23, inclusive]

           10.5     KACC's Bonus Plan (incorporated by reference to Exhibit
                    10.25 to Amendment No. 6 to the Registration Statement on Form S-1, dated December 14, 1989, filed by KACC, Registration No. 33-30645).

           10.6 Kaiser 1993 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Report on Form 10-Q for the quarterly period ended June 30, 1993, filed by KACC, File No. 1-3605).

           10.7 Kaiser 1995 Employee Incentive Compensation Program (incorporated by reference to Exhibit 10.1 to the Report on Form 10-Q for the quarterly period ended March 31, 1995, filed by KAC, File No. 1-9447).


          Exhibit
          Number                        Description

           10.8 Kaiser 1995 Executive Incentive Compensation Program (incorporated by reference to Exhibit 99 to the Proxy Statement, dated April 26, 1995, filed by KAC, File No. 1-9447).

           10.9 Kaiser 1997 Omnibus Stock Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement, dated April 29, 1997, filed by KAC, File No. 1-9447).

           10.10 Employment Agreement, dated April 1, 1993, among KAC, KACC, and George T. Haymaker, Jr. (incorporated by reference to Exhibit 10.2 to the Report on Form 10-Q for the quarterly period ended March 31, 1993, filed by KAC, File No. 1-9447).

           10.11 First Amendment to Employment Agreement by and between KACC, KAC and George T. Haymaker, Jr. (incorporated by reference to Exhibit 10 to the Report on Form 10-Q for the quarterly period ended June 30, 1996, filed by KAC, File No. 1-9447).

           10.12 Second Amendment to Employment Agreement, dated as of December 10, 1997, by and between KAC, KACC, and George
                    T. Haymaker, Jr. (incorporated by reference to Exhibit
                    10.12 to the Report on Form 10-K for the period ended December 31, 1997, filed by KAC, File No. 1-9447).

           10.13 Letter Agreement, dated January 1995, between KAC and Charles E. Hurwitz, granting Mr. Hurwitz stock options under the Kaiser 1993 Omnibus Stock Incentive Plan (incorporated by reference to Exhibit 10.17 to the Report on Form 10-K for the period ended December 31, 1994, filed by KAC, File No. 1-9447).

           10.14 Employment Agreement between KACC and Raymond J. Milchovich made effective for the period from January 1, 1998, to December 31, 2002 (incorporated by reference to Exhibit 10.3 to the Report on Form 10-Q for the quarterly period ended September 30, 1998, filed by KAC, File No. 1-9447).

           10.15 Time-Based Stock Option Grant Pursuant to the Kaiser 1997 Omnibus Stock Incentive Plan to Raymond J. Milchovich, effective July 2, 1998 (incorporated by reference to Exhibit 10.4 to the Report on Form 10-Q for the quarterly period ended September 30, 1998, filed by KAC, File No. 1-9447).

           10.16 Employment Agreement between KACC and John T. La Duc made effective for the period from January 1, 1998, to December 31, 2002 (incorporated by reference to Exhibit
                    10.5 to the Report on From 10-Q for the quarterly period ended September 30, 1998, filed by KAC, File No. 1-9447).

           10.17 Time-Based Stock Option Grant Pursuant to the Kaiser 1997 Omnibus Stock Incentive Plan to John T. La Duc, effective July 10, 1998 (incorporated by reference to Exhibit 10.6 to the Report on Form 10-Q for the quarterly period ended September 30, 1998, filed by KAC, File No. 1-9447).

          *10.18 Time-Based Stock Option Grant Pursuant to the Kaiser 1997 Omnibus Stock Incentive Plan to George T. Haymaker, Jr., effective January 1, 1998.

          *10.19 Performance-Accelerated Stock Option Grant Pursuant to the Kaiser 1997 Omnibus Stock Incentive Plan to George
                    T. Haymaker, Jr., effective January 1, 1998.

          *10.20 Letter Agreement, dated July 27, 1998, between KACC and John H. Walker.

          *10.21 Description of Kaiser Severance Protection and Change of Control Benefits Program.


          Exhibit
          Number                        Description

           10.22 Form of letter agreement with persons granted stock options under the Kaiser 1993 Omnibus Stock Incentive Plan to acquire shares of KAC Common Stock (incorporated by reference to Exhibit 10.18 to the Report on Form 10-K for the period ended December 31, 1994, filed by KAC, File No. 1-9447).

           10.23 Form of Deferred Fee Agreement between KAC, KACC, and directors of KAC and KACC (incorporated by reference to Exhibit 10 to the Report on Form 10-Q for the quarterly period ended March 31, 1998, filed by KAC, File No. 1-
                    9447).

          *21       Significant Subsidiaries of KACC.

          *27       Financial Data Schedule.


          -----------------

          *         Filed herewith


                                                                 Exhibit 21


                                     SUBSIDIARIES


          Listed below are the principal subsidiaries of Kaiser Aluminum & Chemical Corporation, the jurisdiction of their incorporation or organization, and the names under which such subsidiaries do business. Certain subsidiaries are omitted which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                                            Place of
                                                            Incorporation
                    Name                                    or Organization

               Alpart Jamaica Inc.                          Delaware
               Alumina Partners of Jamaica (partnership)    Delaware
               Anglesey Aluminium Limited                   United Kingdom
               Kaiser Alumina Australia Corporation         Delaware
               Kaiser Aluminium International, Inc.         Delaware
               Kaiser Aluminum & Chemical of Canada Limited Ontario
               Kaiser Bauxite Company                       Nevada
               Kaiser Bellwood Corporation                  Delaware
               Kaiser Finance Corporation                   Delaware
               Kaiser Jamaica Bauxite Company (partnership) Jamaica
               Kaiser Jamaica Corporation                   Delaware
               Queensland Alumina Limited                   Queensland
               Volta Aluminium Company Limited              Ghana



          Principal      California               South Carolina
                         ----------               --------------
          Domestic        Los Angeles (City        Greenwood
                          of Commerce)               Engineered Products
          Operations        Engineered             Greenwood
                            Products                 Engineered Products
          and             Oxnard                     Machine Shop
          Administrative    Engineered            Tennessee
                            Products              ---------
          Offices         Pleasanton               Jackson
          (Partial List)    R&D at the Center        Engineered Products
                            for Technology,       Texas
                              Administrative      -----
                              Offices              Houston
                         Louisiana                   Kaiser Aluminum
                         ---------                   Corporation
                          Baton Rouge                Headquarters
                            Alumina Business       Sherman
                            Unit Offices             Engineered Products
                          Gramercy                Virginia
                            Alumina               --------
                         Michigan                  Richmond
                         --------                    Engineered Products
                          Detroit                 Washington
                          Southfield)             ----------
                            Automotive             Mead
                            Product                  Primary Aluminum,
                            Development and          Northwest Engineering
                            Sales                    Center
                         Ohio                      Richland
                         ----                        Engineered Products
                          Canton*                  Tacoma
                            Engineered               Primary Aluminum
                            Products               Trentwood
                          Cuyahoga Falls             Flat-Rolled
                          (50%)*                     Products
                            Engineered
                            Products
                          Newark
                            Engineered
                            Products
                         Oklahoma
                         --------
                          Tulsa
                            Engineered
                            Products
                         Pennsylvania
                         ------------
                          Erie (50%)*
                            Engineered
                            Products

          * In separate announcements in early 1999, the Company said it had signed agreements to sell its interests in the assets located at Canton, Cuyahoga Falls, and Erie.

          -----------------------------------------------------------------
          Principal      Australia                Jamaica
                         ---------                -------
          Worldwide       Queensland Alumina       Alumina Partners of
                          Limited (28.3%)          Jamaica (65%)
          Operations        Alumina                  Bauxite,
          (Partial List) Canada                      Alumina
                         ------                    Kaiser Jamaica
                          Kaiser Aluminum &        Bauxite
                          Chemical of              Company (49%)
                          Canada Limited              Bauxite
                          (100%)                   Wales, United
                            Engineered             Kingdom
                            Products               ---------------------
                         Ghana                       Anglesey
                         -----                       Aluminium
                          Volta Aluminium            Limited (49%)
                          Company Limited             Primary
                          (90%)                       Aluminum
                            Primary Aluminum